                                                                    EXHIBIT 24.1

                                  TENNECO INC.

                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell, David A. Wardell and Paul D. Novas, or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacities set forth on Exhibit A hereto, with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by the companies listed on Exhibit A hereto related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                /s/ Gregg M. Sherrill
                                ---------------------
                                Gregg M. Sherrill

                                   EXHIBIT A

               Registrant                                       Position
-----------------------------------------    -------------------------------------------------
Tenneco Inc.                                 Chairman and Chief Executive Officer and Director
                                             (Principal Executive Officer)

Tenneco Automotive Operating Company Inc.    Chairman and Chief Executive Officer and Director
                                             (Principal Executive Officer)

Clevite Industries Inc.                      Chairman and Chief Executive Officer and Director
                                             (Principal Executive Officer)

The Pullman Company                          Chairman and Chief Executive Officer and Director
                                             (Principal Executive Officer)

Tenneco Global Holdings Inc.                 Chairman and Chief Executive Officer and Director
                                             (Principal Executive Officer)

Tenneco International Holding Corp.          Chairman and Chief Executive Officer and Director
                                             (Principal Executive Officer)

TMC Texas Inc.                               Chairman and Chief Executive Officer and Director
                                             (Principal Executive Officer)

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint David A. Wardell and Paul D. Novas, or either of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacities set forth on Exhibit A hereto, with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by the companies listed on Exhibit A hereto related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                               /s/ Kenneth R. Trammell
                               -------------------------
                               Kenneth R. Trammell

                                   EXHIBIT A

               Registrant                                       Position
-----------------------------------------    -------------------------------------------------
Tenneco Inc.                                 Executive Vice President and Chief Financial Officer
                                             (Principal Financial Officer)

Tenneco Automotive Operating Company Inc.    Executive  Vice President and Chief Financial Officer and
                                             Director (Principal Financial Officer)

Clevite Industries Inc.                      Executive Vice President and Chief Financial Officer and
                                             Director  (Principal Financial Officer)

The Pullman Company                          Executive Vice President and Chief Financial Officer and
                                             Director  (Principal Financial Officer)

Tenneco Global Holdings Inc.                 Executive Vice President and Chief Financial Officer and
                                             Director (Principal Financial Officer)

Tenneco International Holding Corp.          Executive Vice President and Chief Financial Officer and
                                             Director (Principal Financial Officer)

TMC Texas Inc.                               Executive Vice President and Chief Financial Officer and
                                             Director (Principal Financial Officer)

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell and Paul D. Novas, or either of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacities set forth on Exhibit A hereto, with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by the companies listed on Exhibit A hereto related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                /s/ David A. Wardell
                                --------------------
                                David A. Wardell

                                   EXHIBIT A

               Registrant                                       Position
-----------------------------------------    -------------------------------------------------
Tenneco Automotive Operating Company Inc.    Director

Clevite Industries Inc.                      Director

The Pullman Company                          Director

Tenneco Global Holdings Inc.                 Director

Tenneco International Holding Corp.          Director

TMC Texas Inc.                               Director

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell and David A. Wardell, or either of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacities set forth on Exhibit A hereto, with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or either of them, may deem necessary or advisable to enable the companies listed on Exhibit A hereto to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by the companies listed on Exhibit A hereto related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                  /s/ Paul D. Novas
                                  ---------------------
                                  Paul D. Novas

                                   EXHIBIT A

               Registrant                                       Position
-----------------------------------------    -------------------------------------------------
Tenneco Inc.                                 Vice President and Controller (Principal Accounting Officer)

Tenneco Automotive Operating Company Inc.    Vice President and Controller (Principal Accounting Officer)

Clevite Industries Inc.                      Vice President and Controller (Principal Accounting Officer)

The Pullman Company                          Vice President and Controller (Principal Accounting Officer)

Tenneco Global Holdings Inc.                 Vice President and Controller (Principal Accounting Officer)

Tenneco International Holding Corp.          Vice President and Controller (Principal Accounting Officer)

TMC Texas Inc.                               Vice President and Controller (Principal Accounting Officer)

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell, David A. Wardell and Paul D. Novas, or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                /s/ Charles W. Cramb
                                ----------------------
                                Charles W. Cramb

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell, David A. Wardell and Paul D. Novas, or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                /s/ Dennis J. Letham
                                ----------------------
                                Dennis J. Letham

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell, David A. Wardell and Paul D. Novas, or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                 /s/ Frank E. Macher
                                 ---------------------
                                 Frank E. Macher

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell, David A. Wardell and Paul D. Novas, or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                 /s/ Roger B. Porter
                                 --------------------
                                 Roger B. Porter

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell, David A. Wardell and Paul D. Novas, or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                 /s/ David B. Price, Jr.
                                 ----------------------
                                 David B. Price, Jr.

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell, David A. Wardell and Paul D. Novas, or any of them, as his true and lawful attorney-in-fact and agent, to do any and all acts and things in his name and on his behalf in his capacity as a director of Tenneco Inc., with full power of substitution and resubstitution, and to execute any and all instruments for him in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for him in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                 /s/ Paul T. Stecko
                                 ---------------------
                                 Paul T. Stecko

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell, David A. Wardell and Paul D. Novas, or any of them, as her true and lawful attorney-in-fact and agent, to do any and all acts and things in her name and on her behalf in her capacity as a director of Tenneco Inc., with full power of substitution and resubstitution, and to execute any and all instruments for her in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for her in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                               /s/ Mitsunobu Takeuchi
                               ------------------------
                               Mitsunobu Takeuchi

                                  TENNECO INC.
                                POWER OF ATTORNEY

The undersigned does hereby appoint Kenneth R. Trammell, David A. Wardell and Paul D. Novas, or any of them, as her true and lawful attorney-in-fact and agent, to do any and all acts and things in her name and on her behalf in her capacity as a director of Tenneco Inc., with full power of substitution and resubstitution, and to execute any and all instruments for her in such capacity, which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable to enable said company to comply with the Securities Act of 1933, as amended, and any rules, regulations or requirements of the Securities and Exchange Commission, in connection with the Registration Statement on Form S-4 being filed by Tenneco Inc., Tenneco Automotive Operating Company Inc., Clevite Industries Inc., The Pullman Company, Tenneco Global Holdings Inc., Tenneco International Holding Corp. and TMC Texas Inc. related to the 8-1/8% Senior Notes due 2015 of Tenneco Inc. (the "Registration Statement"), including, specifically, but without limitation, the power and authority to sign for her in such capacity, any and all amendments (including post-effective amendments) to the Registration Statement and other documents in connection therewith, and to file the same with the Securities and Exchange Commission. The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or any of them, shall lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of May, 2008.

                                 /s/ Jane L. Warner
                                 ---------------------
                                 Jane L. Warner